UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2013

LED LIGHTING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	000-54146	27-3566984
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

4000 Bridgeway, Suite 400

Sausalito, California 94965

(Address of principal executive offices)

(877) 823-0653

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 8.01

Other Events

Effective as of October 12, 2013, the LED Lighting Company (the “Company”) entered into an Agreement and amendment (the “Agreement”) with Goeken Group Corp. and its wholly-owned subsidiary, PolyBrite International, Inc. (“PolyBrite”) pursuant to which the Company and PolyBrite agreed to work together to secure funding for PolyBrite, retain the management consulting services of the Catalyst Acquisition Group LLC, and complete a transaction in which PolyBrite will become a publicly traded company through an acquisition with the Company.  The Company and PolyBrite anticipate the completion of the acquisition transaction will occur on or before March 31, 2014.  However, the completion of the transactions described in the Agreement are subject to numerous conditions, many of which are outside of the control of the Company, and the Company cannot provide any assurances that the acquisition transaction will be completed on or before March 31, 2014, or at all.

PolyBrite is an innovative global lighting technology company that develops state of the art LED lighting systems. PolyBrite’s proprietary technology is intended to bring the energy, environmental and economic advantages of LED technology to the marketplace.  PolyBrite engineers and manufactures solid-state lighting products, creating lamps and lighting systems under its Borealis Lighting brand, lighted/safety pet products under PolyBrite Lighted Pet Products brand and industrial/commercial safety products under PolyBrite Lighted Safety Products brand.  Additional information regarding PolyBrite may be found on their company website at www.polybrite.com.

As previously disclosed, on June 5, 2013, the Company entered into a Non-Exclusive Distributor Agreement with Polybrite pursuant to which the Company was appointed as a non-exclusive distributor of Polybrite’s LED products, and the Company entered into a Sales Representative Agreement with Polybrite pursuant to which the Company was appointed as a non-exclusive sales representative of Polybrite’s LED products.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LED LIGHTING COMPANY

Dated: October 16, 2013	By:	/s/ Kevin Kearney
Kevin Kearney Chief Executive Officer